Exhibit 10.02


                                8,750,000 Shares

                        Adelphia Business Solutions, Inc.

                              Class A Common Stock
                                ($0.01 par value)


                             UNDERWRITING AGREEMENT

                                                              November 23, 1999

SALOMON SMITH BARNEY INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
BANC OF AMERICA SECURITIES LLC
CIBC WORLD MARKETS CORP.
CREDIT LYONNAIS SECURITIES (USA) INC.
FIRST UNION SECURITIES, INC.
as Representatives of the several Underwriters
named on Schedule I hereto
   c/o  Salomon Smith Barney Inc.
       388 Greenwich Street
       New York, New York  10013

Ladies & Gentlemen:

         Adelphia Business Solutions, Inc., a Delaware corporation (the "Company"), proposes to issue and sell an aggregate of 8,750,000 shares (the "Firm Shares") of its Class A Common Stock, $0.01 par value per share (the "Class A Common Stock"), to the several underwriters named on Schedule I hereto (the "Underwriters") for whom Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., Banc of America Securities LLC, CIBC World Markets Corp., Credit Lyonnais Securities (USA) Inc., and First Union Securities, Inc. are acting as representatives (the "Representatives"). The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, up to an additional 1,312,500 shares (the "Additional Shares") of Class A Common Stock.

         The Company also intends to issue and sell an aggregate of 5,181,350 shares of its Class B Common Stock, $0.01 par value per share (the "Adelphia Shares"), to Adelphia Communications Corporation, a Delaware corporation ("Adelphia"), pursuant to a separate purchase agreement (the "Direct Placement Agreement"), dated as of the date hereof, by and between the Company and Adelphia (the "Adelphia Direct Placement"). The Firm Shares, the Additional Shares and the Adelphia Shares are hereinafter, collectively, referred to as the "Shares."

         The Company wishes to confirm as follows its agreement with you, as the Representatives, and the other several Underwriters, on whose behalf you are acting, in connection with the purchase of the Shares by the Underwriters.

        1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a Registration Statement on Form S-3 (File No. 333-88927) under the Act (the "Registration Statement"), including a prospectus and a prospectus supplement, relating to the Shares. The term "Registration Statement" as used in this Agreement means the Registration Statement (including all financial schedules and exhibits), as supplemented and amended at the time of the execution of this Agreement. If a post-effective amendment or supplement to the Registration Statement is filed in connection with the offering of the Shares, the term "Registration Statement" as used in this Agreement means the Registration Statement as amended by said post-effective amendment or supplement. The term "Prospectus" as used in this Agreement means the prospectus (including the prospectus supplement relating to the Shares) in the form included in the Registration Statement, or, if the prospectus (including the prospectus supplement relating to the Shares) included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus (or a prospectus supplement) filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus (including the prospectus supplement relating to the Shares) in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus (including the prospectus supplement relating to the Shares) filed with the Commission pursuant to Rule 424(b). Any reference in this Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the Registration Statement or the Prospectus and any reference to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Registration Statement, the Prospectus, or any amendment or supplement thereto.

        For purposes of this Agreement: "Rules and Regulations" means the rules and regulations adopted by the Commission under either the Act or the Exchange Act, as applicable.

        2. Agreements to Sell and Purchase. The Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price of $30.00 per share (the "purchase price per share"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 10 hereof).

        The Company also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Company, at the purchase price per share, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 5:00 P.M., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the Nasdaq National Market is open for trading), up to an aggregate of 1,312,500 Additional Shares. Additional Shares may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments as you may determine in order to avoid fractional shares) that bears the same proportion to the number of Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares increased as provided for in Section 10 hereof) bears to the aggregate number of Firm Shares.

        3. Terms of Public Offering. The Company has been advised by you that the Underwriters propose to make a public offering of their respective portions of the Firm Shares as soon after this Agreement has become effective as in your judgment is advisable and initially to offer the Firm Shares upon the terms set forth in the Prospectus.

        4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriters of and payment for the Firm Shares shall be made at the office of Latham & Watkins, 885 Third Avenue, New York, New York 10022 at 10:00 A.M., New York City time, on November 30, 1999 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between you, on behalf of the Underwriters, and the Company.

        Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the aforementioned office of Latham & Watkins at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Company of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Shares may be varied by agreement between you, on behalf of the Underwriters, and the Company.

        Certificates for the Firm Shares and any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or the Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds.

        5. Agreements of the Company. The Company agrees with the several Underwriters as follows:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

                  (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (e) below, of the happening of any event which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

                  (c) The Company will furnish to you upon request, without charge, eight signed copies of the Registration Statement as originally filed with the Commission and of each amendment and supplement thereto, including financial statements and all exhibits thereto, and will also furnish to you upon request, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as you may request.

                  (d) The Company will not (i) file any amendment to the Registration Statement or make any amendment to the Prospectus or any amendment to any of the documents incorporated by reference in the Prospectus or amend or supplement the prospectus supplement utilized in connection with this offering of which you shall not previously have been advised or to which you shall object after being so advised or (ii) so long as, in the written opinion of counsel for the Underwriters, a prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Exchange Act, without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.

                  (e) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the written opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus as you may request. The Company consents to the use of the Prospectus in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof.

                  (f) The Company will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

                  (g) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act.

                  (h) During the period of five years after the date of this Agreement, the Company will (i) make generally available a copy of each report of the Company mailed to stockholders or filed with the Commission or the Nasdaq National Market and will promptly notify you of such mailing or filing and (ii) furnish to you from time to time such other information concerning the Company and its Subsidiaries (as defined herein) as you may request.

                  (i) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 or Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to negotiate in good faith regarding the reimbursement to the Underwriters for out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by the Underwriters in connection herewith.

                  (j) The Company will apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the Prospectus.

                  (k) If Rule 430A of the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

                  (l) The Company will use its best efforts to have the Shares listed, subject to notice of issuance, on the Nasdaq National Market as of the Closing Date.

                  (m) For a period of 90 days after the date hereof (the "Lock-up Period"), the Company will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell or otherwise dispose of any shares of common stock of the Company (or any securities convertible into, exercisable or exchangeable for common stock of the Company) or grant any options or warrants to purchase common stock of the Company, or announce any intention to do any of the foregoing, except for agreements, transactions or activities in connection with (i) sales to the Underwriters pursuant to this Agreement; (ii) the issuance of shares to Adelphia, members of the immediate family of John Rigas or entities controlled directly or indirectly by one or more of them; (iii) the issuance of options or grants of shares under the Company's employee benefit, stock option or stock plans now or hereafter in existence; (iv) the issuance of shares pursuant to the exercise of warrants and options described in clauses (iii) and (v); (v) the issuance of shares of Class B Common Stock upon the exercise of outstanding Class B Warrants (as defined in the Prospectus); (vi) the issuance of shares upon the conversion of Class B Common Stock; (vii) any private placement of capital stock of the Company; provided that such capital stock shall remain "restricted securities" (as defined in Rule 144(a)(3) of the Act) for any remaining portion of the Lock-up Period; and (viii) any issuance of shares in connection with a bona fide acquisition of telecommunications assets or an entity in the telecommunications business.

                  (n) The Company has furnished or will furnish to you "lock-up" letters, in form and substance satisfactory to you, signed by the Parent and each of the Company's stockholders specified on Schedule II hereto.

                  (o) Except as stated in this Agreement and the Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                  (p) The Company will use its best efforts to have the Common Stock listed, subject to notice of issuance, on the Nasdaq National Market concurrently with the effectiveness of the Registration Statement.

        6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

                  (a) The Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto has or shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by an Underwriter through the Representatives either expressly for use therein.

                  (b) Neither the Company, any of its Subsidiaries, nor any of its Joint Ventures has sustained since December 31, 1998 any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Prospectus, there has not been any reduction in the consolidated stockholders' equity or change in the capital stock, as applicable (other than reductions in the ordinary course of business consistent with prior periods), material increase in the total amount of short-term debt (excluding trade payables) and long-term debt of the Company or any of its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, partners' equity, shareholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

                  (c) All the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus.

                  (d) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Direct Placement Agreement and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Shares as provided herein.

                  (e) This Agreement has been duly and validly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or public policy or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (f) The Direct Placement Agreement has been duly and validly authorized, executed and delivered by the Company, and is the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or public policy or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Company has delivered to you and your counsel an executed copy of the Direct Placement Agreement, together with all other documents and agreements related thereto, the form and substance of which has been reviewed and deemed satisfactory by you and your counsel.

                  (g) Each of the Company and its Subsidiaries (A) has been duly organized, is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the laws of its respective jurisdiction of incorporation or formation, as applicable, (B) has all requisite corporate, limited partnership or limited liability company power and authority, as applicable, to carry on its business as it is currently being conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate its properties and (C) is duly qualified and in good standing as a foreign corporation, limited partnership or limited liability company, as applicable, and is authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except, with respect to this clause (C), where the failure of the Company or any of its Subsidiaries to be so qualified or in good standing does not and could not reasonably be expected to (x) individually or in the aggregate, result in a material adverse effect on the assets, liabilities, business, results of operations, condition (financial or otherwise), cash flows, affairs or prospects of the Company and the Subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance or marketability of the Common Stock or (z) in any manner draw into question the validity of this Agreement or the ability to conduct its business in the manner set forth in the Registration Statements and the Prospectus (any of the events set forth in clauses (x), (y) or (z) shall hereinafter be referred to as a "Material Adverse Effect"). The Company has no direct or indirect subsidiaries as of the Closing Date other than those set forth on Schedule III hereto (referred to hereinafter, individually, as a "Subsidiary" and, collectively, as "Subsidiaries").

                  (h) Each of the Joint Ventures (as defined herein) (A) has been duly formed as a limited partnership, limited liability company or corporation, as applicable, under the laws of its respective jurisdiction of formation, (B) has all requisite partnership, limited liability company or corporate power and authority, as applicable, to carry on its business as it is currently being conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate its properties and (C) is duly qualified and in good standing as a foreign partnership, limited liability company or corporation, as applicable, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except, with respect to this clause (C), where the failure to be so qualified or in good standing does not and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor its Subsidiaries has any ownership interest in any Joint Venture other than those set forth on Schedule IV hereto (referred to hereinafter, individually, as a "Joint Venture" and, collectively, as "Joint Ventures").

                  (i) All of the outstanding capital stock of each Subsidiary is owned by the Company, free and clear of any security interest, claim, lien, limitations on voting rights or other charge or encumbrance, other than security interests, claims, liens, limitation on voting rights or other charges or encumbrances arising from the pledge of the capital stock of Adelphia Business Solutions of Kentucky, Inc., Adelphia Business Solutions of New York, Inc., Adelphia Business Solutions of Vermont, Inc., Adelphia Business Solutions of Tennessee, Inc. and Adelphia Business Solutions of Florida, Inc. as security for the Company's 12 1/4% Senior Secured Notes due 2004. Except as disclosed in the Prospectus, there are not currently, and will not be as a result of the transactions contemplated hereby, any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company, any Subsidiary or any Joint Venture.

                  (j) None of the Company, the Subsidiaries or the Joint Ventures is and after giving effect to the transactions contemplated hereby will be (A) in violation of its charter, bylaws, partnership agreement or operating agreement, as applicable, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (C) in violation of any local, state or federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Communications Act of 1934, as amended by the Telecommunications Act of 1996, as amended (the "Telecommunications Act"), and the rules and regulations of the Federal Communications Commission (the "FCC") and environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to the Company, any Subsidiary, any Joint Venture or any of their respective assets or properties (whether owned or leased) other than, in the case of clauses (B) and (C), any default or violation that could not reasonably be expected to have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument that could reasonably be expected to have a Material Adverse Effect.

                  (k) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened or contemplated to which the Company, any of the Subsidiaries or any of the Joint Ventures is or may be a party or to which the business or property of the Company, any Subsidiary or any Joint Venture is subject, (ii) no local, state or federal law, statute, ordinance, rule, regulation, requirement, judgment, court decree or order (including, without limitation, the Telecommunications Act and the rules and regulations of the FCC) or order that has been enacted, adopted or issued by any governmental agency or, to the best of the Company's knowledge, that has been proposed by any governmental body or (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company, any Subsidiary or any Joint Venture is or could reasonably be expected to be subject or to which the business, assets, or property of the Company, any Subsidiary or any Joint Venture are could reasonably be expected to be subject, that, in the case of clauses (i), (ii) and (iii) above, (y) is required to be disclosed in the Registration Statement or the Prospectus and that is not so disclosed, or (z) could reasonably be expected to individually or in the aggregate, result in a Material Adverse Effect.

                  (l) The issuance, sale or delivery of the Shares, the execution, delivery or performance of this Agreement or the Direct Placement Agreement the by the Company, or the consummation by the Company, the Subsidiaries and the Joint Ventures of the transactions contemplated hereby and thereby do not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company, any Subsidiary or any Joint Venture, or an acceleration of any indebtedness of the Company, any Subsidiary or any Joint Venture pursuant to,
(i) the charter, bylaws limited partnership agreement or operating agreement governing the Company, any Subsidiary or any Joint Venture, as applicable, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company, any Subsidiary or any Joint Venture is a party or by which any of them or their property is or may be bound, (iii) any local, state or federal law, statute, ordinance, rule, regulation or requirement (including, without limitation, the Telecommunications Act and the rules and regulations of the FCC and environmental laws, statutes, ordinances, rules or regulations) applicable to the Company, any Subsidiary, any Joint Venture or any of their respective assets or properties or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, any Subsidiary, any Joint Venture or any of their respective assets or properties, except in the case of clauses (ii), (iii) and (iv) for such violations conflicts, breaches, defaults, consents, impositions of liens or accelerations that would not singly, or in the aggregate, have a Material Adverse Effect. Other than as described in the Prospectus, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency (including, without limitation, the FCC) or (B) any other person is required for (1) the execution, delivery and performance by the Company of this Agreement and the Direct Placement Agreement or (2) the issuance and sale of the Shares and the transactions contemplated hereby, except (x) such as have been obtained and made under the Act and state securities or Blue Sky laws and regulations or such as may be required by the NASD or (y) where the failure to obtain any such consent, approval, authorization or order of, or filing registration, qualification, license or permit would not reasonably be expected to result in a Material Adverse Effect.

                  (m) The accountants who have certified or shall certify the financial statements included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the Act. The historical financial statements of the Company and each of the Subsidiaries comply as to form in all material respects with the requirements applicable to registration statements on Form S-3 under the Act and present fairly in all material respects the financial position and results of operations of the Company and each of its Subsidiaries, at the respective dates and for the respective periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The other financial information and data included or incorporated by reference in the Registration Statement and Prospectus, historical and pro forma, are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and pro forma, included or incorporated by reference in the Prospectus and the books and records of the Company, each of its Subsidiaries and each of its Joint Ventures, as applicable. The statistical information and data included or incorporated by reference in the Prospectus are accurately presented in all material respects.

                  (n) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus, present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated or incorporated by reference in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

                  (o) Except as disclosed in the Registration Statement and the Prospectus, subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus, (i) none of the Company, any Subsidiary or any Joint Venture has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company, the Subsidiaries and the Joint Ventures taken as a whole, not entered into any transaction not in the ordinary course of business, (ii) there has not been, singly or in the aggregate, any change or development which could reasonably be expected to result in a Material Adverse Effect, (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or its Subsidiaries on any class of capital stock and (iv) there has been no distribution of profits or return of capital contribution by any Joint Venture.

                  (p) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Act.

                  (q) There is (i) no unfair labor practice complaint pending or threatened against the Company, or any Joint Venture, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending or threatened against the Company, any Subsidiary or any Joint Venture,
(ii) no significant strike, labor dispute, slowdown or stoppage pending or threatened against the Company, any Subsidiary or any Joint Venture and (iii) no union representation question existing with respect to the employees of the Company, any Subsidiary or any Joint Venture that, in the case of clauses (i),
(ii) or (iii), could reasonably be expected to result in a Material Adverse Effect. To the best of the Company's knowledge, no collective bargaining organizing activities are taking place with respect to the Company, the Subsidiaries or the Joint Ventures. None of the Company, any Subsidiary or any Joint Venture has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, which in the case of clause (A), (B) or (C) above could reasonably be expected to result in a Material Adverse Effect.

                  (r) None of the Company, any Subsidiary or any Joint Venture has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permit, license or other approval required of it under applicable Environmental Laws or is violating any term or condition of any such permit, license or approval which could reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect.

                  (s) Each of the Company, the Subsidiaries and the Joint Ventures has (i) good and marketable title to all of the properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Prospectus or as would not have a Material Adverse Effect, (ii) peaceful and undisturbed possession under all leases to which any of them is a party as lessee, (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities (including, without limitation, the FCC), all self-regulatory authorities and all courts and other tribunals (each an "Authorization") necessary to engage in the business as presently conducted by each of them in the manner described in the Prospectus, except as described in the Prospectus or where failure to hold such Authorizations would not, individually or in the aggregate, have a Material Adverse Effect and (iv) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. Except where the failure to be in full force and effect would not have a Material Adverse Effect, all such Authorizations are valid and in full force and effect and each of the Company, the Subsidiaries and the Joint Ventures is in compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. All leases to which the Company, the Subsidiaries and the Joint Ventures is a party are valid and binding and no default by the Company, any Subsidiary or any Joint Venture has occurred and is continuing thereunder and no defaults by the landlord are existing under any such lease that could reasonably be expected to result in a Material Adverse Effect.

                  (t) Each of the Company, the Subsidiaries and the Joint Ventures owns, possesses or has the right to employ all patents, patent rights, licenses (including all FCC, state, local or other jurisdictional regulatory licenses), inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by the Company, its Subsidiaries or the Joint Ventures in connection with the businesses now operated by it or which are proposed to be operated by the Company, its Subsidiaries or the Joint Ventures free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person and none of the Company, any Subsidiary or any Joint Venture has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing except as could not reasonably be expected to have a Material Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Company, the Subsidiaries and the Joint Ventures does not infringe on the rights of any person, except as would not have a Material Adverse Effect.

                  (u) None of the Company, any Subsidiary, any Joint Venture or any of their respective officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company, any Subsidiary or any Joint Venture, as the case may be, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company, any Subsidiary or any Joint Venture (or assist the Company, any Subsidiary or any Joint Venture in connection with any actual or proposed transaction) which (i) might subject the Company, any Subsidiary or any Joint Venture, or any other individual or entity to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, could reasonably be expected to have had a Material Adverse Effect on the assets, business or operations of the Company, any Subsidiary or any Joint Venture or (iii) if not continued in the future, could reasonably be expected to have a Material Adverse Effect.

                  (v) All tax returns required to be filed by the Company, each of the Subsidiaries and each of the Joint Ventures in all jurisdictions have been so filed. All taxes (including, without limitation, withholding taxes), penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. There are no proposed additional tax assessments against the Company, any Subsidiary, any Joint Venture or the assets or property of the Company, any Subsidiary or any Joint Venture.

                  (w) None of the Company, the Subsidiaries or the Joint Ventures is now, and after sale of the Shares to be sold by the Company hereunder and under the Direct Placement Agreement and application of the net proceeds from each such sale as described in the Prospectus under the caption "Use of Proceeds" will not be (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (x) Except as disclosed in the Prospectus, there are no holders of securities of the Company, the Subsidiaries or the Joint Ventures who, by reason of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement or the Direct Placement Agreement, have the right to request or demand that the Company, any of the Subsidiaries or any of the Joint Ventures register any of its securities under the Act, other than Adelphia which is waiving its right in the Direct Placement Agreement.

                  (y) Each of the Company, the Subsidiaries and the Joint Ventures maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

                  (z) Each of the Company, the Subsidiaries and the Joint Ventures maintains insurance covering its properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company, the Subsidiaries, the Joint Ventures and their respective businesses. None of the Company, any Subsidiary or any Joint Venture has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof.

                  (aa) None of the Company, any Subsidiary or any Joint Venture has (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Class A Common Stock, (ii) since the date of the Prospectus, (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Common Stock or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (bb) The execution and delivery of this Agreement and the Direct Placement Agreement and the issuance and sale of the Shares will not involve any prohibited transaction within the meaning of Section 406 of ERISA or
Section 4975 of the Internal Revenue Code of 1986, as amended.

                  (cc) None of (A) the execution, delivery and performance of this Agreement or the Direct Placement Agreement, (B) the issuance and sale of the Shares, (C) the application of the proceeds from the issuance and sale of the Shares or (D) the consummation of the transactions contemplated in connection with any of the foregoing as set forth in the Prospectus, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                  (dd) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company, any of its Subsidiaries or any of its Joint Ventures and any other person that would give rise to a valid claim against the Company or any of the Underwriters for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Common Stock.

                  (ee) The Company has filed in a timely manner each document or report required to be filed by it pursuant to the Exchange Act and the rules and regulations thereunder; each such document or report at the time it was filed conformed to the requirements of the Exchange Act and the rules and regulations thereunder; and none or such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (ff) Each of the Company, the Subsidiaries and the Joint Ventures has complied with all provisions of Section 517.075, Florida Statutes, relating to doing business with the Government of Cuba or with any affiliate located in Cuba.

                  (gg) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein pursuant to Item 404 of Regulation S-K of the Commission.

                  The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered to the Underwriters pursuant to Section 8(e), (f) and (g) hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

        7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each of you, and each of your directors, officers, employees and agents and each of the other Underwriter and each person, if any, who controls any Underwriter within the meaning of either the Act or the Exchange Act from and against any and all losses, claims, damages, or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through a Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

        (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company, through the Representative, by or on behalf of such Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

        (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

        (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Shares; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Shares) be responsible for any amount in excess of the underwriting discount or commission applicable to the Shares purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

        8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

                  (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  (b) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto (including pursuant to Rule 462(b)) to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

                  (c) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, that would have a Material Adverse Effect on the Company, the Subsidiaries and the Joint Ventures, taken as a whole, not contemplated by the Prospectus, which in your opinion, as Representatives of the several Underwriters, would materially adversely affect the market for the Shares, or
(ii) any event or development relating to or involving the Company, the Subsidiaries, the Joint Ventures or any officer or director of the Company or the Subsidiaries which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, materially adversely affect the market for the Shares.

                  (d) You shall have received a certificate, dated the Closing Date, signed on behalf of the Company by (i) the President or a Vice Chairman and (ii) a Vice President, Vice Chairman, Secretary or Assistant Secretary, in form and substance reasonably satisfactory to you, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), and (c) of this Section 8, certain incumbency matters and that, as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed.

                  (e) You shall have received on the Closing Date, an opinion, dated the Closing Date, in form and substance satisfactory to you, of Buchanan Ingersoll Professional Corporation, counsel for the Company, to the effect set forth in Exhibit 1 and John Glicksman, general counsel to the Company for the effect set forth in Exhibit B-2 hereto.

                  (f) You shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to you, of Swidler & Berlin, special regulatory counsel to the Company, to the effect set forth in Exhibit C hereto.

                  (g) You shall have received an opinion, dated the Closing Date, in form and substance satisfactory to you, of Downs Rachlin & Martin PLLC, special state regulatory counsel for the Company in the State of Vermont, to the effect set forth in Exhibit C hereto.

                  (h) You shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to you, of Latham & Watkins, counsel to the Underwriters, covering such matters as are customarily covered in such opinions.

                  (i) At the time this Agreement is executed and at the Closing Date, you shall have received from Deloitte & Touche, independent public accountants for the Company dated as of the date of this Agreement and of the Closing Date, respectively, a customary comfort letter addressed to the you and in form and substance satisfactory to you with respect to the financial statements and certain financial information of the Company, the Subsidiaries and the Joint Ventures contained in the Registration Statement and the Prospectus.

                  (j)(i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus; (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in the Registration Statement and, any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; and (iv) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries taken as a whole; (iv) there shall not have been any announcement by either Moody's Investors Service, Inc. or Standard & Poor's that (a) it is downgrading its rating assigned to any class of securities of the Company or any of its Subsidiaries, or (b) it is reviewing its ratings assigned to any class of securities of the Company or any of its Subsidiaries with a view to possible downgrading, or with negative implications and (v) the Company and its Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus.

                  (k) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (l) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                  (m) The Shares shall have been listed or approved for listing upon notice of issuance on the Nasdaq National Market.

                  (n) The Adelphia Direct Placement shall have occurred in accordance with the terms and conditions set forth in the Direct Placement Agreement.

                  (o) Prior to the Closing Date, the Company, the Subsidiaries and the Joint Ventures shall have furnished or caused to be furnished to you such further certificates and documents as you shall have requested.

               All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

               Any certificate or document signed by any officer of the Company and delivered to you, as Representatives of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company to each Underwriter as to the statements made therein.

               The respective obligations of the several Underwriters to purchase and pay for any Additional Shares shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Shares, except that all references to the Firm Shares and the Closing Date shall be deemed to refer to such Additional Shares and the Option Closing Date, respectively.

               9. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the Blue Sky Memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the registration of the Class A Common Stock under the Exchange Act and the listing of the Shares on the Nasdaq National Market; (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the Blue Sky Memorandum and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

                     10. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Company.

             Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

             If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with the Master Agreement Among Underwriters of Salomon Smith Barney Inc., to purchase the Shares which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Company for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in
Schedule I hereto who, with your approval and the approval of the Company, purchases Shares which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

               Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

               11. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company, by notice to the Company, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities of the Company on the Nasdaq National Market or in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Philadelphia shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

               12. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page and the statements in the first, third, seventh, eighth, and ninth paragraphs under the caption "Underwriting" in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(b) and 7 hereof.

               13. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at Adelphia Business Solutions, Inc., One North Main Street, Coudersport, Pennsylvania 16915, Attention: Edward E. Babcock, Jr., Vice President, Finance; or (ii) if to you, as Representatives of the several Underwriters, care of Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

               This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

               14. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

               This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

               Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.


                                       Very truly yours,

                        ADELPHIA BUSINESS SOLUTIONS, INC.


                                       By: /s/John Glicksman
                                           Name:  John Glicksman
                                           Title: Vice President and General
                                                   Counsel


Confirmed as of the date first above mentioned on behalf of themselves and the other several Underwriters named in Schedule I hereto.

SALOMON SMITH BARNEY INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
BANC OF AMERICA SECURITIES LLC
CIBC WORLD MARKETS CORP.
CREDIT LYONNAIS SECURITIES (USA) INC.
FIRST UNION SECURITIES, INC.
as Representatives of the several Underwriters named on Schedule I hereto


By:    SALOMON SMITH BARNEY INC.

       By: /s/ Quinten C. Stevens
           Name: Quinten C. Stevens
           Title:Manageing Director

                                   SCHEDULE I


                        ADELPHIA BUSINESS SOLUTIONS, INC.


Underwriter                                              Number of Firm Shares

SALOMON SMITH BARNEY INC.......................................   1,459,050
CREDIT SUISSE FIRST BOSTON CORPORATION.........................   1,459,050
DONALDSON, LUFKIN & JENRETTE SECURITIES
    CORPORATION................................................   1,459,050
GOLDMAN, SACHS & CO............................................   1,459,050
BANC OF AMERICA SECURITIES LLC.................................   728,450
CIBC WORLD MARKETS CORP........................................   728,450
CREDIT LYONNAIS SECURITIES (USA) INC...........................   728,450
FIRST UNION SECURITIES, INC....................................   728,450

                  TOTAL........................................   8,750,000

                                   SCHEDULE II


None

                                  SCHEDULE III

                                  SUBSIDIARIES



Adelphia Business Solutions, Inc.
Adelphia Business Solutions International, Inc.
Adelphia Business Solutions International, LLC
Adelphia Business Solutions of Alabama, LLC
Adelphia Business Solutions of Arkansas, LLC
Adelphia Business Solutions of Connecticut, Inc.
Adelphia Business Solutions of Delaware, LLC
Adelphia Business Solutions of District of Columbia, LLC
Adelphia Business Solutions of Florida, Inc.
Adelphia Business Solutions of Florida, LLC
Adelphia Business Solutions of Jacksonville, Inc.
Adelphia Business Solutions of Georgia, LLC
Adelphia Business Solutions of Illinois, Inc.
Adelphia Business Solutions of Indiana, L.P.
Adelphia Business Solutions of Kansas, LLC
Adelphia Business Solutions of Kentucky, Inc.
Adelphia Business Solutions of Louisiana, Inc.
Adelphia Business Solutions of Maine, Inc.
Adelphia Business Solutions of Maryland, LLC
Adelphia Business Solutions of Massachusetts, Inc.
Adelphia Business Solutions of Michigan, Inc.
Adelphia Business Solutions of Mississippi, L.P.
Adelphia Business Solutions of New Hampshire, Inc.
Adelphia Business Solutions of New Jersey, LLC
Adelphia Business Solutions of New York, Inc.
Adelphia Business Solutions of North Carolina, L.P.
Adelphia Business Solutions of Ohio, Inc.
Adelphia Business Solutions of Pennsylvania, Inc.
Adelphia Business Solutions of Pennsylvania, LLC
Adelphia Business Solutions of Harrisburg, Inc.
Adelphia Business Solutions of Rhode Island, Inc.
Adelphia Business Solutions of South Carolina, Inc.
Adelphia Business Solutions of Tennessee, Inc.
Adelphia Business Solutions of Texas, L.P.
Adelphia Business Solutions of West Virginia, LLC

Adelphia Business Solutions of Vermont, Inc.
Adelphia Business Solutions of Virginia, LLC
Hyperion Communications Capital, Inc.
Hyperion Communications General Holdings, Inc.
Hyperion Communications Long Haul, L.P.
Hyperion Communications of Tennessee, L.P.
Hyperion Communications of Eastern New York, Inc.
Hyperion Telecommunications, L.L.C.
Hyperion Telecommunications of North Carolina, Inc.

                                   SCHEDULE IV

                                 JOINT VENTURES



Allegheny Hyperion Telecommunications, L.L.C.
Hyperion Susquehanna Telecommunications
PECO Hyperion Telecommunications
!nterprise - Hyperion of Vermont Data Communications
!nterprise - Hyperion of Virginia Data Communications
!nterprise - MediaOne Fiber Technologies d/b/a MediaOne Data Communications !nterprise - MediaOne of Virginia Data Communications